EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350





     In connection with the accompanying quarterly report on Form 10-Q of Bridge Capital Holdings for the quarter ended March 31, 2007, I, Thomas A. Sa, Executive Vice President and Chief Financial Officer of Bridge Capital Holdings, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Bridge Capital Holdings.



Date: May 3, 2007                   /s/ THOMAS A. SA
                                    ____________________________________
                                        Thomas A. Sa
                                        Executive Vice President
                                        Chief Administrative Officer and
                                        Chief Financial Officer
                                        (Principal Financial Officer)